SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2003

CERUS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive Concord, California 94520
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Item 5.  Other Events.

On September 4, 2003, Cerus Corporation (the “Company”) and subsidiaries of Baxter International Inc. announced they are voluntarily halting Phase III trials for their pathogen-inactivated red blood cell program.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated September 4, 2003, entitled “Baxter and Cerus halt red blood cell clinical trials for investigational pathogen inactivation system.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: September 4, 2003	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President, Finance and
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated September 4, 2003, entitled “Baxter and Cerus halt red blood cell clinical trials for investigational pathogen inactivation system.”